UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 14, 2005

    People's Community Capital Corporation
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-24099	58-2287073
(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, S.W., Aiken, South Carolina (Address of principal executive offices)	29801 (Zip Code)

    (803) 641-0142
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

        On April 14, 2005, our shareholders approved the Agreement and Plan of Merger and Reorganization in which People’s Community Capital Corporation (“PCCC”) and People’s Community Bank of South Carolina (“PCB”), a wholly-owned subsidiary of PCCC, will merge with and into First Citizens Bank and Trust Company, Inc. (“FCB”). The merger is expected to be effective on May 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE'S COMMUNITY CAPITAL CORPORATION By: /s/ Jean H. Covington Name: Jean H. Covington Title: Chief Financial Officer

Dated: April 15, 2005